UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) August 2, 2005



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



             STATE OF DELAWARE                  1-143           38-0572515
             -----------------                  -----           ----------
         (State or other jurisdiction of     (Commission     (I.R.S. Employer
         Incorporation or Organization)      File Number)   Identification No.)

      300 Renaissance Center, Detroit, Michigan                  48265-3000
      -----------------------------------------                  ----------
      (Address of Principal Executive Offices)                   (Zip Code)




        Registrant's telephone number, including area code (313) 556-5000
                                                           --------------








================================================================================
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

On August 2, 2005, Dominion Bond Rating Service (DBRS) downgraded General Motors Corporation and General Motors of Canada Limited, and General Motors Acceptance Corporation. Their press releases follow.

General Motors Corporation & General Motors of Canada Limited
Downgrades to BB (high), Trends Remain Negative
Date of Release: August 2, 2005

Issuer                       Debt Rated         Rating        Rating    Trend
                                                Action
-------------------------------------------------------------------------------

General Motors Corporation   Commercial         Downgraded    R-3       Neg
                             Paper                           (high)

General Motors of Canada     Commercial         Downgraded    R-3       Neg
Limited                      Paper                           (high)

General Motors Corporation   Long-Term Debt     Downgraded    BB        Neg
                                                             (high)

General Motors Corporation   Convertible        Downgraded    BB        Neg
                             Debentures                      (high)y

General Motors Corporation   Ind. Dev.          Downgraded    BB        Neg.
                             Empower. Zone                   (high)
                             Rev. Bds., S2004
                             (Issued by NYC Ind.
                             Dev. Agency,
                             Guar. By GMC)
-------------------------------------------------------------------------------
General Motors of Canada     Long-Term Debt     Downgraded    BB        Neg
Limited                                                      (high)

Note: y - this security has certain unique convenants that give it equity-like characteristics.

Dominion Bond Rating Service ("DBRS") has today downgraded the ratings of General Motors Corporation ("GM" or the "Company") and General Motors of Canada Limited as indicated above. All trends remain Negative. The rating action principally reflects the much worse than expected performance at the Company's North American operations, an eroding position in its most important North American market, and the lack of solid progress to date in controlling rising health care costs. The Company's much weakened credit profile is no longer compatible with an investment-grade rating. Moreover, the full benefits of the Company's most significant product program, the T-900 program, are at least two years away and the ability of GM to restore its credit profile is uncertain because of the intensifying competitive environment in North America. With this rating action, the companies are removed from "Under Review with Negative Implications" where they were placed on July 22, 2005.

The Company has not been able to satisfactorily address the structural factors impacting its profitability the past few years. (1) Overcapacity is a problem at GM. Even though the Company has reduced capacity, the problem has actually worsened due to the market share loss caused by the success of Asian producers.
(2) The use of high sales incentives has led to a permanent erosion of the Company's profit margin and brand value. In addition, the Company has to keep raising sales incentives to maintain the effectiveness. (3) The burden of high legacy costs (pension and health care) has put GM in an uncompetitive position against imports and even transplants. The health care cost inflation has gone up sharply recently despite GM's efforts to control the increase, and the rising trend is expected to continue. There is a lack of success to date by GM to secure meaningful concessions from the UAW to reduce the cost burden.

DBRS notes there are other recent negative market developments adding to the challenge of GM's recovery efforts: (1) Higher gasoline prices, changing consumer preference, and the late product cycle issue have led to a sharp decline in the more profitable mid-sized and large sports utility vehicle (SUV) sales. Large SUV and pick-up trucks are the most profitable products for GM. A shift in consumer demand would have a significant impact on the Company's profitability. (2) The deteriorating financial health of the parts supplier base and limited productivity improvement due to shrinking production volume have made it more difficult for GM to generate large material cost savings to offset the pricing pressure. Rising commodity prices (steel and resin) further add to the challenge.

The Company has identified and worked towards moderating the impact of these factors. The launch of the "employee discount" promotion program in June 2005 has been very effective in reversing the market share decline and reducing inventory to an acceptable level, albeit at the expense of slightly higher sales incentives. However, its continuing success is uncertain because key competitors are countering with similar programs in July. Moreover, DBRS believes that new contract negotiations with the CAW (current contract expires on September 2005) may lead to higher costs in the Canadian operations. In view of the much worse than expected deterioration in GM's profitability and the lack of solid progress to date in addressing these structural factors, DBRS concludes that GM's credit profile is no longer compatible with an investment-grade rating. The Negative trend recognizes the substantial headwinds still facing GM, which it needs to overcome to stabilize its profitability.

Nevertheless, DBRS notes that GM continues to be supported by a strong liquidity position. General Motors Acceptance Corporation, its financial services operations, remains highly profitable, providing stable earnings to the group. GM is about to introduce new products in its most profitable segments in the next couple of years, and the success of the "employee discount" program has removed a large inventory overhang positioning the Company for a successful launch.

DBRS Downgrades GMAC & Related Subsidiaries
Downgrades to BBB (low), R-2 (low)
Date of Release: August 2, 2005

Issuer                Debt Rated           Rating       Rating            Trend
                                           Action
-------------------------------------------------------------------------------
General Motors        Commercial Paper     Downgraded   R-2 (low)         Neg
Acceptance
Corporation

General Motors        Commercial Paper     Downgraded   R-2 (low)         Neg
Acceptance
Corporation (N.Z.)
Limited

General Motors        Commercial Paper     Downgraded   R-2 (low)         Neg
Acceptance
Corporation (U.K.)
plc

General Motors        Commercial Paper     Downgraded   R-2 (low)         Neg
Acceptance            (guar. by GMAC)
Corporation of
Canada, Limited

General Motors        Commercial Paper     Downgraded   R-2 (low)         Neg
Acceptance
Corporation Australia

GMAC Bank GmbH        Commercial Paper     Downgraded   R-2 (low)         Neg

GMAC Commercial       Commercial Paper     Downgraded   R-2 (low)         Neg
Mortgage Funding
Asia K.K.

GMAC Commercial       Commercial Paper     Downgraded   R-2 (low)         Neg
Mortgage Funding, plc

GMAC International    Commercial Paper     Downgraded   R-2 (low)         Neg
Finance B.V.

GMAC, Australia       Commercial Paper                  R-2 (low)
(Finance) Limited                          Downgraded                     Neg

General Motors        Long-Term Debt       Downgraded   BBB (low)         Neg
Acceptance
Corporation

General Motors        Medium &             Downgraded   BBB (low)         Neg
Acceptance            Long-Term Debt
Corporation (N.Z.)
Limited

General Motors        Notes &              Downgraded   BBB (low)         Neg
Acceptance            Debentures (guar.
Corporation of        by GMAC)
Canada, Limited

General Motors        Medium &             Downgraded   BBB (low)         Neg
Acceptance            Long-Term Debt
Corporation,
Australia

GMAC Bank GmbH        Medium &             Downgraded   BBB (low)         Neg
                      Long-Term Debt

GMAC Commercial       Medium &             Downgraded   BBB (low)         Neg
Mortgage Funding      Long-Term Debt
Asia, K.K.

GMAC Commercial       Long-Term Debt       Downgraded   BBB (low)         Neg
Mortgage Funding plc

GMAC International    Medium &             Downgraded   BBB (low)         Neg
Finance B.V.          Long-Term Debt
-------------------------------------------------------------------------------

Dominion Bond Rating Service ("DBRS") has today downgraded the ratings of General Motors Acceptance Corporation ("GMAC") and its subsidiaries to BBB (low) and R-2 (low) for the long-term debt and short-term debt, respectively. The rating trend remains Negative. The ratings are removed from "Under Review with Negative Implications", where they were placed on July 22, 2005.

This rating action is entirely due to DBRS's concurrent downgrade of the ratings of General Motors Corporation ("GM").

The rating action principally reflects the much worse than expected performance at GM's North American operations, an eroding position in its most important North American market, and the lack of solid progress to date to control rising health care costs. GM's much weakened credit profile is no longer compatible with an investment-grade rating. Moreover, the full benefits of GM's most significant product program, the T-900 program, are at least two years away and the ability of GM to restore its credit profile is uncertain because of the intensifying competitive environment in North America. See separate DBRS press release on GM for more details.

GMAC continues to perform well, but earnings declined modestly as weaker Financing operations were only partially offset by stronger Mortgage operations and Insurance operations. Lower Financing results reflect the impact of higher interest rates and rising borrowing costs. GMAC continues to focus on diversifying its funding sources given its reduced access to unsecured debt markets at a reasonable cost. The recently announced US$55 billion committed whole loan sale agreement (over five years) is a further step towards management's "originate and sell" business model. Structural subordination should not be an issue, so long as the future proceeds are allocated toward the reduction of unsecured debt.

Asset quality, balance sheet leverage, and liquidity remain respectable. GMAC has more than sufficient maturing receivables to meet maturing debt obligations. Overall, GMAC is a source of earnings stability and dividends for GM.



                                      # # #



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)


Date:  August 4, 2005                By:  /s/PETER R. BIBLE
                                     ---  -----------------
                                          (Peter R. Bible,
                                           Chief Accounting Officer)